LOAN AGREEMENT
                            BETWEEN
                CALIFORNIA STATEWIDE CERTIFIED
                    DEVELOPMENT CORPORATION
                          129 C STREET
                         DAVIS, CA 95616
                               AND
                  REAL GOODS TRADING CORPORATION
                    13771 SOUTH HIGHWAY 101
                        HOPLAND, CA 95449

                        LOAN AGREEMENT

     THIS AGREEMENT dated June 17, 1996, by and between REAL GOODS TRADING CORPORATION, having their principal office at 13771 South Highway 101, Hopland, CA 95449 (hereinafter the"Borrower"), and CALIFORNIA STATEWIDE CERTIFIED DEVELOPMENT CORPORATION, a California corporation, having its principal offices at 129
C Street, Davis, CA 95616 (hereinafter the "Lender").

     WHEREAS, the Borrower has applied to the Lender for a loan for the purpose of providing Borrower permanent financing for a physical plant located at 13771 South Highway 101, Hopland, CA
95449, construction loan interest and permits and fees.
(hereinafter the "Acquisition Assets"), and

     WHEREAS, the Lender is willing to sell a Debenture
(hereinafter the "Debenture"), the proceeds of which Debenture will be used to make such a Loan to the Borrower on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                        ARTICLE I
                        THE LOAN
SECTION 1.01:  THE LOAN, NOTE AND RATE
     Subject to the terms and conditions of this Agreement, and the Authorization and Debenture Guaranty Agreement of the U. S. Small Business Administration, the Lender hereby agrees to lend the Borrower, and the Borrower hereby agrees to borrow from the Lender and repay the Lender or its Assigns, the amount of $604,000.00 (hereinafter the "Loan"). The obligation of the Borrower to repay the Loan shall be evidenced by the promissory note (hereinafter the "Note") of the Borrower in a form satisfactory to the Lender payable to the order of the Lender for the amount of the Loan with interest on the unpaid principal as determined at the time when the Debenture of the Lender, in the amount of $604,000.00, is sold as per the SBA Authorization and Debenture Guaranty Agreement No. CDC 848 941 30 05 CA.

SECTION 1.02:  THE TERM AND PREPAYMENT
     The term of the loan shall be 20 years. The Note shall be repayable in 240 equal monthly installments. The first monthly installment shall be due and payable on October 1, 1996. All payments will be made promptly to the Lender at its address specified at the beginning of this Agreement, or at such other address as it may designate in writing.

     Prepayment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, but no partial prepayments may be made. The actual amount necessary to prepay the Indebtedness during the term on the loan will be an amount equal to the outstanding principal balance of the Debenture, plus interest accrued and unpaid thereon to the prepayment date, plus a prepayment premium ("PP"), if and, determined as follows:

     PP = D(I x P), where
      D = the remaining principal balance of the Debenture
      I = the interest rate stated on the face of the
          Debenture expressed in decimal points
      P = the factor set forth below for the applicable year:

                Year                      P

                 1                      1.00
                 2                       .90
                 3                       .80
                 4                       .70
                 5                       .60
                 6                       .50
                 7                       .40
                 8                       .30
                 9                       .20
                10                       .10
                11 and thereafter         .0

     The borrower will be responsible for monthly payments up to and including the payment due for the month of the next semi-annual debenture payment following the date on which the prepayment is made. A request for prepayment shall be made to the Development Company at least forty-five (45) days before the prepayment date. Seven (7) business days prior to the scheduled prepayment date, Borrower shall cause to be transferred by wire a non-refundable good faith deposit of One Thousand Dollars ($1,000.00) to the CSA. Such deposit shall be applied in full to the repurchase price of the debenture secured by the Note, and shall be forfeited if Borrower fails to pay the designated total prepayment amount on the designated prepayment date.

SECTION 1.03:  PURPOSE OF LOAN
     The purpose of the loan is to provide Borrower with permanent financing for real property and improvements located at 13701 South Highway 101, Hopland, CA 95449 as well as for construction loan interest, permits and fees. Borrower agrees that it will apply the funds received by it under this Agreement in accordance with the use of loan proceeds specified in the SBA Authorization and Debenture Guaranty Agreement No. CDC 848 941 30 05 CA. Borrower further agrees that no application of any funds received from the Lender hereunder shall be made in violation of the Small Business Investment Act of l958 as amended, or the Regulations promulgated thereunder.

                        ARTICLE II
                 REPRESENTATIONS AND WARRANTIES
     Borrower represents and covenants the following:

SECTION 2.01:  BORRROWER DULY AUTHORIZED
     Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has power to enter into this Agreement and to execute its guaranty of the Note.

SECTION 2.02:  DULY AUTHORIZED
     The making and performance by Borrower of this Agreement, and the execution and delivery of the Note, and Security Agreements and Instruments by Borrower and the execution of its guaranty by Guarantor will not violate any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Borrower or Guarantor or any provision of the Borrower s Certificate of Incorporation or By-Laws or result in a breach of or constitute a default under any indenture or bank loan or credit agreement or any other agreement or instrument to which Borrower or Guarantor is a party or by which either party or either party's property may be bound or affected.

SECTION 2.03:  LEGALLY BINDING INSTRUMENTS
     When this Agreement is executed by Borrower and Lender, and when the Note is executed and delivered by Borrower for value, each such instrument shall constitute the legal, valid, and binding obligation of Borrower in accordance with its terms. Any Security Agreements and Instruments, Financing Statements, Mortgages and other liens on chattel or real estate shall constitute legal, valid and binding liens free and clear of all prior liens and encumbrances except as provided for.

SECTION 2.04:  NO LEGAL SUITS
     There are no legal actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened against Borrower or Guarantor before any court or administrative agency, which, if determined adversely to Borrower or Guarantor, would have a material adverse effect on the financial condition or business of Borrower or Guarantor.

SECTION 2.05:  NO LEGAL AUTHORIZATION NEEDED
     No authorization, consent or approval or any formal exemption of any Governmental body, regulatory authorities (Federal, state or local) or mortgagee, creditor or third party is or was necessary to the valid execution and delivery by Borrower of this Agreement, the Note, or any Security Agreement, Financing Statement or Mortgage except as provided for under Sections 3.09 and 3.10 herein.

SECTION 2.06:  NOT IN DEFAULT
     Neither Borrower nor Guarantor is in default of any obligation, covenant, or condition contained in any bond, debenture, note or other evidence of indebtedness or any mortgage or collateral instrument securing the same.

SECTION 2.07:  TAXES ARE PAID
     Borrower and Guarantor have filed all tax returns which are required and have paid or made provision for the payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessments received by Borrower or Guarantor. No tax liability has been asserted by the Internal Revenue Service or other taxing agency, federal, state, or local for taxes materially in excess of those already provided for and Borrower knows of no basis for any such deficiency assessment.

SECTION 2.08:  NO ADVERSE CHANGE
     Borrower certifies that there has been no adverse change since the date of the Loan Application in the financial condition, organization, operation, business prospects, fixed properties, or personnel of Borrower or Guarantor.

                        ARTICLE III
                  CONDITIONS OF LENDING
     The obligation of Lender to make the Loan shall be subject to the fulfillment at the time of closing of each of the following conditions:

SECTION 3.01:  EXECUTION OF AUTHORIZATION
     Borrower shall have executed and delivered to Lender the SBA
Authorization and Debenture Guaranty Agreement No. CDC 848 941 30
05 CA.

SECTION 3.02:  EXECUTION AND DELIVERY OF NOTE AND LOAN AGREEMENT
     Borrower shall have executed and delivered to Lender this Loan Agreement and the Note in a form satisfactory to Lender and its Counsel.

SECTION 3.03:  EXECUTION AND DELIVERY OF MORTGAGE
     Borrower shall have executed and delivered to Lender a Mortgage on the real estate purchased with the Loan proceeds. Said Mortgage shall be free and clear of all prior liens and encumbrances except as provided for in accordance with the SBA Authorization and Debenture Guaranty Agreement No. CDC 848 941 30 05 CA. Said Mortgage is to secure payment of the principal of the Note, the interest thereon, and any other sums payable by Borrower hereunder.

SECTION 3.04:  EXECUTION AND CERTIFICATION OF RESOLUTION OF BOARD
               OF DIRECTORS
     Guarantor shall have executed and delivered to Lender a duly certified copy of a Resolution of its Board of directors authorizing the execution and delivery by Guarantor of the Guaranty.

SECTION 3.05:  CORPORATE PAPERS
     Borrower shall have delivered to Lender copies of Guarantor's Certificate of Incorporation, By-Laws, and
Certificate of Good Standing.

SECTION 3.06:  EXECUTION OF CSA AGREEMENT
     Borrower shall have executed and delivered to Lender the Central Servicing Agent Agreement (SBA Form 1506) in a form satisfactory to Lender's Counsel.

SECTION 3.07:  PERSONAL AND CORPORATE GUARANTEES
     Lender shall have received duly executed guaranty agreements
(SBA Form l48) of all individuals or entities, as set forth in the SBA Authorization and Debenture Guaranty Agreement No. CDC
848 941 30 05 CA in amount and form satisfactory to Lender's counsel.

SECTION 3.08:  TITLE INSURANCE
     Borrower shall have secured mortgage title insurance in the form issued by companies satisfactory to Lender, in the amount of the Loan insuring Lender and secured by a mortgage or deed of trust subject only to exceptions approved in the SBA Authorization and Debenture Guaranty Agreement No. CDC 848 941 30 05 CA. The title policy shall show no delinquent taxes or assessments affecting the real property or any part thereof on the date of closing except as approved by Lender.

SECTION 3.09:  GOVERNMENTAL APPROVAL
     Borrower shall have secured all necessary approvals or consents, if required, of Governmental bodies having jurisdiction with respect to any construction contemplated in accordance with the use of proceeds of the SBA Authorization and Debenture
Guaranty Agreement No. CDC 848 941 30 05 CA.

SECTION 3.10:  APPROVAL OF OTHERS
     Borrower shall have secured all necessary approvals or consents required with respect to this transaction by any mortgagee, creditor or other party having any financial interest in Borrower.

SECTION 3.11:  OPINION OF COUNSEL
     Lender shall have received the opinion of Borrower's counsel that:
     1. the Guarantor is a corporation duly organized and validly existing under the laws of the State of California;

     2. The Note has been duly executed and delivered by the Borrower and when the principal amount stated therein, less fees and expenses, has been advanced to the Borrower or its assigns, will be a valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy and similar laws affecting creditors generally.

                        ARTICLE IV
            AFFIRMATIVE COVENANTS OF THE BORROWER
     Borrower agrees to comply with the following covenants from the date hereof until Lender has been fully repaid with interest, unless Lender or its Assigns shall otherwise consent in writing:


SECTION 4.01:  PAYMENT OF THE LOAN
     Borrower agrees to pay punctually the principal and interest on the Note according to its terms and conditions and to pay punctually any other amounts that may become due and payable to Lender under or pursuant to the terms of this Agreement or Note.

SECTION 4.02:  PAYMENT OF OTHER INDEBTEDNESS
     Borrower and Guarantor agree to pay punctually the principal and interest due on any other indebtedness now or hereafter at anytime owing by Borrower or Guarantor to Lender or any other lender.

SECTION 4.03:  PAYMENT OF CDC FEES
     In consideration of Lender's expenses associated with processing and servicing this Loan, the Borrower agrees to pay to Lender a processing fee of l.5% of the Debenture amount at loan closing and an annual servicing fee of 0.5% of the unpaid balance payable on a monthly basis. The remaining balance on which the servicing fee will be based will be determined every five (5) years commencing five (5) years from the Closing Date.

SECTION 4.04:  CENTRAL SERVICING AGENT
     Borrower agrees to use the services of the Central Servicing Agent, hereinafter "CSA", as agent for Lender. In consideration of the CSA's expenses associated with the origination and servicing of the Loan, Borrower agrees to pay the CSA an origination fee of 0.25% of the Debenture amount at the time of Loan disbursement and an annual servicing fee payable monthly of l/10 of l% of the unpaid Loan balance for until the Loan is paid in full. The remaining balance on which the servicing fee will be based will be determined every five (5) years commencing five (5) years from the Closing Date. Borrower further agrees to allow the CSA to withhold from the Debenture sale proceeds and amount equal to 0.5% of the total Debenture proceeds to establish a Master Reserve Account. The Master Reserve Account is not refundable.

SECTION 4.05:  SELLING GROUP - UNDERWRITING FEE
     Borrower authorizes SBA through its agents to contract for the firm underwritten offering of the Certificates (as that term is defined in the Servicing Agent Agreement, SBA Form 1506) through one or more underwriters (the "Selling Group") and to permit the Selling Group to receive an underwriting fee not to exceed 5/8 of 1% of the total Debenture proceeds.

SECTION 4.06:  FUNDING FEE
     Borrower authorizes the CSA to deposit into the Master
Reserve Account a funding fee in the amount of 1/4 of 1% of the net debenture proceeds to be distributed by the CSA as the SBA shall direct.

SECTION 4.07:  MAINTAIN AND INSURE PROPERTY
     Borrower agrees at all times to maintain the property provided as security for this loan in such conditions and repair
that Lender's security will be adequately protected.   Borrower
also agrees to maintain during the term of the Loan adequate hazard insurance policies covering fire and extended coverage and such other hazards as may be deemed appropriate in amounts and form sufficient to prevent Borrower from becoming a co-insurer and issued by companies satisfactory to Lender with acceptable loss payee clauses in favor of Lender. Borrower further agrees, if at any time during the life of the Loan, Borrower's property is declared to be within a flood hazard area, to purchase Federal Flood Insurance if available. Such insurance shall be in an amount equal to the lesser of:
     l.     the amount of the Loan;
     2.     the insurable value of the property; or
     3.     the maximum limit of coverage available.

     If the property is not located in a flood hazard area at the time of the Loan closing, Borrower will provide satisfactory evidence of that fact. Borrower further agrees to maintain adequate liability and worker's compensation insurance in amounts and form satisfactory to Lender.

SECTION 4.08:  PAY ALL TAXES
     Borrower and Guarantor agree to duly pay and discharge all taxes, assessments and governmental charges upon either or against either's properties prior to the date on which the penalties attach thereto except that Borrower and/or Guarantor shall not be required to pay any such tax, assessment, or governmental charge which is being contested by either in good faith and by appropriate proceedings.

SECTION 4.09:  PROVIDE ADDITIONAL EQUITY
     Borrower agrees to provide additional equity funds to cover additional project costs incurred as a result of overruns or unanticipated expenses or changes in work orders in the project as specified in SBA Authorization and Debenture Guaranty
Agreement No. CDC 848 941 30 05 CA.

SECTION 4.10:  MAINTAIN EXISTENCE
     Borrower agrees to maintain its corporate existence, rights, privileges, and franchises within the State of California and qualify and remain qualified as a foreign corporation in each jurisdiction in which its present or future operations or its ownership of property require such qualifications.


SECTION 4.11:  PROVIDE FINANCIAL INFORMATION
     Borrower and Guarantor agree to maintain adequate records and books of account, in which complete entries will be made reflecting all of their business and financial transactions, such entries to be made in accordance with generally accepted principles of good accounting practice consistently applied in the case of financial transactions.
     In addition, Borrower agrees to deliver to Lender quarterly financial statements certified by an authorized officer of Borrower, to be true and accurate copies within sixty (60) days of the close of the period and annual financial statements, prepared by an independent accountant and certified by an authorized officer of Borrower to be true and accurate copies within ninety(90) days of the close of the period.

SECTION 4.12:  PROVIDE OTHER INFORMATION AND DOCUMENTS
     Borrower agrees to provide further information, display documents and execute and deliver any and all additional documents and instruments as may be reasonably requested by Lender, its Assigns or Counsel, or the CSA including but not limited to:
     l.     executing the SBA Form l59 "Compensation Agreement";
     2.     displaying the SBA Form 722 "Equal Opportunity
            Poster";
     3.     executing the SBA Form 600 Series "Civil Rights
            Compliance Forms"; and
     4. Providing information as required of Lender by the SBA for its annual reporting requirements.
     Borrower further agrees to provide written notice to Lender of any public hearing or meeting before any administrative or other public agency which may, in any manner, affect the chattel, personal property, or real estate securing the Loan.

SECTION 4.13:  RIGHT TO INSPECTION
     Borrower agrees to grant Lender, until the Note has been fully repaid with interest, the right at all reasonable hours to inspect the chattel, personal property and real estate used to secure the Loan; and Borrower further agrees to provide Lender free access to Borrower's premises for the purpose of such inspection to determine the condition of the chattel, personal property and real estate.

SECTION 4.14:  NULL AND VOID COVENANTS
     Borrower agrees that in the event that any provision of this Loan Agreement or any other instrument executed at closing or the application thereof to any person or circumstances shall be declared null and void, invalid, or held for any reason to be unenforceable by a Court of competent jurisdiction, the remainder of such agreement shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions, and agreements described herein are deemed separate.

SECTION 4.15:  EXPENSES AND CLOSING COSTS
     Borrower agrees to pay all fees, expenses, and charges in respect to the Loan, or its making or transfer to Lender in any way connected therewith including, but not limited to, the fees and out-of-pocket expenses of Counsel employed by Lender, title insurance and survey costs, recording and filing fees, mortgage taxes, documentary stamp, and any other taxes, fees and expenses payable in connection with this transaction and with the enforcement of this Loan Agreement and Note.

SECTION 4.16:  NOTICE OF DEFAULT
     Borrower agrees to give written notice to Lender of any event within fifteen (15) days of the event which constitutes an Event of Default under this Loan Agreement or that would, with notice or lapse of time or both, constitute an Event of Default under this Loan Agreement.

SECTION 4.17:  INDEMNIFICATION
     Borrower agrees to indemnify and save Lender or its assigns harmless against any and all liability with respect to, or resulting from, any delay in discharging any obligation of Borrower.

SECTION 4.18:  EXPENSES OF COLLECTION OR ENFORCEMENT
     Borrower agrees, if at any time Borrower defaults on any provision of this Loan Agreement, to pay Lender or its assigns, in addition to any other amounts that may be due from Borrower, an amount equal to the costs and expenses of collection, enforcement or correction or waiver of the default incurred by Lender or its assigns in such collection, enforcement, correction or waiver of default, including but not limited to all attorneys' fees.

                        ARTICLE V
NEGATIVE COVENANTS OF THE BORROWER
     Borrower covenants and agrees that, from the date hereof until payment in full of the Note, unless Lender or its assigns shall otherwise expressly consent in writing, it will not enter into any agreement or other commitment the performance of which would constitute a breach of any of the covenants contained in this Loan Agreement, including but not limited to the following covenants:

SECTION 5.01:  ENCUMBER THE ACQUISITION ASSETS
     Borrower will neither create nor suffer to exist any mortgage, pledge, lien, charge, or encumbrance, including liens arising from judgments on the Acquisition Assets except as provided for by the SBA Authorization and Debenture Guaranty Agreement No. CDC 848 941 30 05 CA.

SECTION 5.02:  SELL THE ACQUISITION ASSETS
      Borrower will not sell, convey, or suffer to be conveyed, lease, assign, transfer or otherwise dispose of the Acquisition Assets unless approved in writing by the Small Business Administration. This agreement and the Note are secured by a Deed of Trust which contains the following provision, among others:

"IN THE EVENT OF SALE OR TRANSFER OF ALL OR ANY PORTION OF THE PROPERTY DESCRIBED HEREIN, ALL SUMS REMAINING UNPAID UNDER THE NOTE SECURED BY THIS DEED OF TRUST SHALL BECOME IMMEDIATELY DUE AND PAYABLE AT THE ELECTION OF THE BENEFICIARY HEREIN AND NOTICE OF SUCH ELECTION IS HEREBY WAIVED."

SECTION 5.03:  CHANGE OWNERSHIP
     The principals of Borrower will not permit without the written permission of the SBA any material change in the ownership structure, control, or operation of Borrower including but not limited to:
     1. any change in ownership of the Borrower other than the regular public trading of Borrower s stock
     2. Any change in the controlling interest of the Borrower;
     3. any merger into or consolidation with any other person, firm, or corporation;
     4. any significant issuance of any stock having ordinary voting power for the election of governing body of the Borrower;
     5. any change in the nature of its business as carried at the date hereof;
     6. any substantial distribution, liquidation or other disposal of the Borrower's assets to the shareholders other than distribution of dividends in the normal course of business.

SECTION 5.04:  BORROWER OWNERSHIP OF LENDER
     During the term of the Loan, neither the Borrower nor its affiliates nor its principals nor its close associates will acquire, either directly or indirectly, an ownership position or interest in the Lender in excess of l0% of the votes or shares of the Lender.


                        ARTICLE VI
                      EVENTS OF DEFAULT
     The entire unpaid principal of the Note, and the interest then accrued thereon, shall become and be immediately due and payable upon the written demand of the Lender or its Assigns, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (hereafter an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rules or regulation of any administrative or governmental body, provided, however, that such sum shall not be then payable if Borrower's payments have been expressly waived in writing, or the time for making the Borrower's payments has been expressly extended by the SBA in writing:

SECTION 6.01:  NON-PAYMENT OF LOAN
     If the Borrower shall fail to make payment when due of any installment of principal on the Note, or interest accrued thereon and if the default shall remain unremedied for fifteen (l5) days;

SECTION 6.02:  NON-PAYMENT OF OTHER INDEBTEDNESS
     If default shall be made in the payment when due of any installment of principal or of interest on any of the Borrower's other indebtedness and if such default shall remain unremedied for fifteen (l5) days;

SECTION 6.03:  INCORRECT REPRESENTATION OR WARRANTY
     If any representation or warranty contained in, or made in connection with the execution and delivery of, this Loan
Agreement, or in any certificate furnished pursuant hereto, shall prove to have been incorrect when made in any material respect;

SECTION 6.04:  DEFAULT IN COVENANTS
     If the Borrower shall default in the performance of any other term, covenant, or agreement contained in this Loan Agreement, and such default shall continue unremedied for thirty
(30) days after either:
     l. it becomes known to Borrower or an executive officer of the Guarantor; or
     2. written notice thereof shall have been duly given to the Borrower by the Lender;

SECTION 6.05:  VOLUNTARY INSOLVENCY
      If the Borrower or Guarantor shall become insolvent or shall ease to pay its debts as they mature or shall voluntarily file a petition in Bankruptcy or a petition seeking reorganization, or the appointment of a receiver, trustee, or liquidation for it or a substantial portion of its assets or to effect a plan or other arrangement with creditors, or shall be adjudicated bankrupt, or shall make a voluntary assignment for the benefit of its creditors;

SECTION 6.06:  INVOLUNTARY INSOLVENCY

     If any involuntary petition shall be filed against the Borrower or Guarantor under any bankruptcy, insolvency or similar law or seeking the reorganization of or the appointment of any receiver, trustee, or liquidator for the Borrower or Guarantor, or of a substantial part of the property of the Borrower or the Guarantor, or if a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower or the Guarantor, and such petition shall not be dismissed or such writ or warrant of attachment or similar process shall not be released or bonded within thirty
(30) days after filing of levy;

SECTION 6.07:  JUDGMENTS
     If any final judgment for the payment of money that is not fully covered by liability insurance and is in excess of $l0,000.00 shall be rendered against the Borrower or the Guarantor, and within thirty (30) days, shall not be discharged, or an appeal therefrom taken and execution thereon effectively stayed pending such appeal and, if such judgment is affirmed on appeal, the same shall not be discharged within thirty (30) days.

                        ARTICLE VII
                    HAZARDOUS MATERIALS

SECTION 7.01
     Lender and Borrower agree as follows with respect to the existence or "Use" of "Hazardous Materials" (as hereinafter defined) on the Premises:

     a) Borrower, at its sole cost, shall comply with all local, state, and federal laws, regulations and permit conditions and requirements relating to the generation, manufacture, above-ground storage, underground storage, use, handling, management, processing, treatment, recycling, transportation, or disposal (herein collectively referred to as "Use") of Hazardous Materials on the Premises. If Borrower (or any of Borrower's agents, employees, contractors, licensees or invitees) intends to commence Use of any Hazardous Materials on the Premises (except for reasonable quantities of gasoline, motor oil or similar petroleum products used in connection with automobiles and other vehicles), Borrower shall notify Lender in writing at least twenty (20) days prior to (i) the first appearance on the Premises of the respective Hazardous Material, indicating in such notice the nature of the Hazardous Material and the intended manner and extent of such Use; and (ii) any material increase or change in the manner or extent of such Use. Lender shall have the right, in its sole discretion, to approve or disapprove of any such Use of Hazardous Material on the Premises, and may as a condition to approving any such Use, impose such requirements as are at that time dictated by the S.B.A. and may require the depositing by Borrower with Lender of appropriate insurance and/or other security to ensure that Lender and the Premises are reasonably protected against any potential liability or loss that may arise therefrom. No approval by Lender shall relieve Borrower from any of its other obligations under this Article.

     (b) If the presence of Hazardous Materials on the Premises caused or permitted by Borrower, its agents, employees, contractors, licensees or invitees results in contamination or deterioration of the air, water, soil or of any improvements on or under the Premises or on or under any adjacent property, or results in any exposure of any person, including but not limited to Borrower's employees, to Hazardous Materials in violation of any local, state, or federal law or regulation, then Borrower shall promptly take any and all action which may be necessary or appropriate to clean up such contamination in the manner and to the extent (i) required by applicable law or regulation or by any applicable governmental agency, (ii) as may be a condition to the future issuance or continuing effectiveness of any governmental permit or approval which relates to the use, occupancy, licensing or development of the Premises or all or any part of the property of which the Premises form a part, (iii) as may be reasonably required by Lender, or (iv) as may be required by any actual or prospective lender with respect to the Premises.

     (c) Borrower shall be solely responsible for and shall defend, indemnify, and hold Lender (including all prior and future owners of the Premises or any leasehold or other interest therein) and its partners, lenders, agents and employees free and harmless from and against any and all claims, causes of action, costs, fines, penalties, liabilities and expenses, including attorneys' fees and costs and experts' and consultants' fees and costs, incurred or arising in any way out of or in connection with any Use of Hazardous Materials by Borrower, its agents, employees, contractors, licensees or invitees, including but not limited to all costs and expenses associated with any permit compliance, investigation, testing, monitoring, feasibility studies, remedial action, planning, removal, clean-up, abatement, restoration work or other action required to return the Premises to its condition existing prior to the appearance of any such Hazardous Materials on the Premises. The indemnity obligation of Borrower hereunder shall survive any expiration or earlier termination of the term of this Lease.

     (d) Lender may cause or permit testing wells to be installed on the Premises or on adjoining property in locations selected by Lender or its consultants or agents, or by any applicable regulatory authority and may cause the soil and/or ground water to be tested to detect the presence of Hazardous Material by the use of such tests as Lender or its consultants or agents or any applicable regulatory authority may deem appropriate for such purposes. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Lender, except that Borrower shall pay the cost thereof if the presence of Hazardous Materials is detected which is reasonably believed to have been caused by Borrower, its agents, employees, contractors, licensees or invitees.

     (e) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, the storage, use or disposition of which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) "hazardous material", "hazardous substance", "hazardous waste", or "extremely hazardous waste" as defined in California Health and Safety Code Sections 25501(j), 25316, 25501(k), 25115 and
25117; (ii) any waste listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20;
(iii) any "hazardous waste" as defined or listed pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903),
(iv) any"hazardous substance" as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), (v) any material, substance, or waste defined or listed as a "hazardous material", "hazardous substance", "hazardous waste" or other similar designation by any regulatory scheme of the State of California, the U.S. Government, or any local or regional governmental agency having jurisdiction over the Premises, that is similar to the foregoing; (vi) any chemical known to the State of California to cause cancer or reproductive toxicity that is subject to California Health and Safety Code Sections 25249.5 and following; and/or (vii) the successor to any of the aforementioned statutes, rules or regulations.

                        ARTICLE VIII
                        MISCELLANEOUS

SECTION 8.01:  NO WAIVER BY FAILURE TO EXERCISE
     No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

SECTION 8.02:  NO NON-WRITTEN WAIVER
     No modification or waiver of any provision of this Loan Agreement or of the Note, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.03:  NO RIGHT TO NOTICE
     No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

SECTION 8.04:  AMENDMENTS
     The Borrower and the Lender or its Assigns, with the concurrence of the SBA, hereby expressly reserve all rights to amend any provisions of this Agreement, to consent to or waiver any departure from the provisions of the Note, and to release or otherwise deal with any collateral security for payment of the Note provided, however, that all such amendments be in writing and executed by the Lender or its Assigns, the Borrower and the SBA.

SECTION 8.05:  NOTICES
     All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to a party hereto if mailed by certified mail, prepaid, to the parties at their respective addresses set forth at the end of this Loan Agreement or to such other addresses as any party may have designated in writing to any other party hereto.

SECTION 8.06:  PAYMENTS
     The Borrower will make payments to the Lender in accordance with the terms and conditions and instructions contained in the Central Servicing Agent Agreement (SBA Form 1506).

SECTION 8.07:  SURVIVAL OF REPRESENTATIONS AND WARRANTIES
     All agreements, representations, and warranties made by the Borrower herein or any other document or certificate delivered to the Lender in connection with the transactions contemplated by this Loan Agreement shall survive the delivery of this Agreement, the Note and the Security Agreements hereunder and shall continue in full force and effect so long as the Note is outstanding.

SECTION 8.08:  SUCCESSORS AND ASSIGNS
     This Loan Agreement shall be binding upon the Borrower, its Successors, and assigns, except that the Borrower may not assign or transfer its rights without prior written consent of the Lender and the SBA. This Agreement shall insure to the benefit of the Lender, its Successors and Assigns, and, except as otherwise provided in particular provisions hereof, all subsequent holders of the Note.

SECTION 8.09:  COUNTERPARTS
     This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 8.10:  GOVERNING LAW
     This Loan Agreement and the Note and Security Agreements, Financing Statements and Mortgage shall be deemed contracts made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of California.

SECTION 8.11:  ARTICLE AND SECTION HEADINGS
     Article and section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
DATED:  June 17, 1996

Borrower:                          Lender:
Real Goods Trading Corporation     California Statewide Certified
13771 South Highway 101               Development Corporation
Hopland, CA 95449                        29 C Street
                                        Davis, CA 95616

By: [S]John C. Schaeffer                By:[S]Barbara A. Vohryzek
       John C. Schaeffer                      Barbara A. Vohryzek
          President                            Executive Director


By: [S]Donna Montag
       Donna Montag
        Secretary

     OMB Approval No. 3245-0201 expiration Date 11-30-90

SBA LOAN NO. CDC 848     94I  30   05   CA

SMALL BUSINESS ADMINISTRATION (SBA) GUARANTY

June 17, 1996

California Statewide Certified In order to induce Development Corporation hereinafter called "Lender") to make a loan or (SBA or other Lending Institution) loans, or renewal or extension thereof, to Real Goods Trading Corporation (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender dated June 17, 1996 in the principal amount of $604,000.00 , with interest to the rate of * per cent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities". As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" s used herein shall mean any funds, guaranties, agreements or there property or rights or interest of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

(a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

(b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

(c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

(d) To consent to the substitution, exchange or release of all or any part of the Liabilities, whether or not the collateral, if any received by Lender upon any such substitution, exchange or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

(e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

* Interest to be determined at the time when the Debenture of the Lender is sold as per the SBA Authorization referencing the above
SBA Loan Number.

The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

The obligations of the Undersigned hereunder, and the right of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste or loss be caused by the willful act or willful failure to act of Lender. The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a co-guarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.

Guarantor waive all rights and defense arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

[S]JOHN C. SCHAEFFER
   John C. Schaeffer

NOTE-- Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.

(LIST COLLATERAL SECURING THE GUARANTY)

In consideration of the Guaranty by the Small Business Administration of a Debenture in the amount of $604,000.00 issued by CALIFORNIA STATEWIDE CERTIFIED DEVELOPMENT CORPORATION (which Debenture is identified as REAL GOODS TRADING CORPORATION) said CALIFORNIA STATEWIDE CERTIFIED DEVELOPMENT CORPORATION assigns and transfers all interest herein to the U.S. SMALL BUSINESS ADMINISTRATION

CALIFORNIA STATEWIDE CERTIFIED DEVELOPMENT CORPORATION

    By:[S] BARBARA A. VOHRYZEK
           Barbara  A. Vohryzek, Executive Director

Attest:[S]KAREN L. GODELL
          Karen L. Goodell

U. S. Small Business Administration
Certified Development Company Program
"504" NOTE
Loan Number CDC 848 941 30 05 CA

Ukiah, California
(City and State)

$ 604,000 00        (Date) June 17, 1996

For value received, the Undersigned promises to pay to the order of California Statewide Certified Development Corporation, Payee (development company), at its office in (City and State) Davis, California or upon assignment or transfer of this Note by the Payee, and written notice thereof to the Undersigned, at such other place as may be designated from time to time by said assignee or transferee, Six hundred four thousand dollars, (Write out amount) with interest on the outstanding balance at 7.77% per annum commencing on September 11, 1996 (date of Debenture).

Loan payments shall be made in equal installments, each in the amount of $4,962.82, commencing on the first day of September 1, 2016, and continuing due and payable on the first day of each month thereafter until September 11, 2016, when the full unpaid balance of principal and interest shall become due and payable. In addition to the aforesaid loan payments, Undersigned's total monthly obligation shall include the service fees set forth in the Servicing Agent Agreement (SBA Form 1506) attached to and incorporated into this Note.

This Promissory Note evidences and related Collateral is given, to secure a loan made by the Payee to the Undersigned and such Note and Collateral will be assigned by Payee to the Small Business Administration (SBA) to secure the guaranty by SBA pursuant to 503(a) of the Small Business Investment Act [15 U.S.C. 697(a)], of a Debenture to be issued and sold by the Payee (the "Debenture"), which is hereby incorporated herein by reference.

All payments under this note shall be applied in this order: (1) to the servicing fees set forth in the Servicing Agent Agreement,
(2) to interest, (3) to principal, (4) to the late fee set forth in this Note.

LATE CHARGE
In the event Payee or its Agent or assignee accepts a late payment after the fifteenth day of the month in which such payment is due, the Undersigned agrees to pay a late payment charge equal to five percent of the late amount or $100.00, whichever is greater, as compensation for additional collection efforts.

DEFINITIONS
The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, service fees, late payment charges, and expenses including but not limited to the expenses related to the care and preservation of Collateral and interest at the note rate thereon, whether contingent, now due or hereafter to become due, and the stated prepayment premium, if applicable. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property, or rights therein of any nature whatsoever, or the proceeds thereof, which are, or hereafter may be hypothecated, directly or indirectly, by the Undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the Undersigned with the same force and effect as though such covenants and conditions were fully set forth herein. The term "CSA" shall mean the Central Servicing Agent appointed by the development company (SBA Form 1506) and accepted by the Undersigned to receive all payments by the Undersigned under this Note. The term "Undersigned" shall mean the borrower under this Note and, if the operating small concern for the benefit of which this loan is made is not the borrower, such operating small concern.

PREPAYMENT
Payment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, timing to be arranged with Payee or SBA as assignee but no partial prepayments may be made. The amount required to prepay this Note shall be the aggregate of the Indebtedness including interest to the prepayment (repurchase) date, and any prepayment premium required by the schedule to be attached to this Note and incorporated by this reference. For purposes of prepayment the repurchase date is the next semi-annual payment date on the Debenture. The Undersigned must make a written request for prepayment to the payee or SBA as assignee at least forty-five
(45) days before the prepayment date. Ten (10) business days prior to the scheduled prepayment date the undersigned shall cause to be transferred by wire a nonrefundable good faith deposit of one thousand dollars ($1,000) to the CSA. Such deposit shall be applied in full to the repurchase price of said debenture and shall be forfeited if undersigned fails to pay the designated total prepayment amount to the CSA on the designated prepayment date, as compensation for the cost of arranging the failed prepayment.

ACCELERATION
The Indebtedness shall immediately become due and payable, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the Undersigned or for any of its property, or upon the filing of a petition by or against the Undersigned under the provisions of any State or Federal insolvency law or under the provisions of the Bankruptcy Code of 1978 or upon the making by the Undersigned of an assignment for the benefit of its creditors. Payee with the consent of SBA, or SBA as assignee is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the Undersigned of any agreement with, or any condition imposed by, the development company or SBA; (3) failure of the Undersigned or any person acting on behalf of the Undersigned to disclose any material fact, in any application, declaration or other document delivered to the development company or SBA or any misrepresentation by or for the benefit of the Undersigned in such document; (4) the reorganization, merger or consolidation of the Undersigned without prior written consent of the development company and SBA, or the making of an agreement therefor; (5) the sale of the Collateral, or any part of it or any interest in it, or any agreement that the Collateral will be alienated by the Undersigned, or any alienation of the Collateral by operation of law or otherwise; (6) the Undersigned's failure duly to account, to Payee's or SBA's (as assignee) satisfaction, at such time or times as may be required, for any of the Collateral, or proceeds thereof, coming into the control of the Undersigned; (7) the institution of any suit affecting the Undersigned deemed by SBA to affect adversely its interest hereunder in the Collateral or otherwise; (8) any change, without prior written approval by SBA, affecting ten or more percent in the legal or equitable ownership of the Undersigned; (9) any change in the respective ownerships of the Undersigned; (10) if the Undersigned and/or its affiliates acquire directly or indirectly an ownership interest of ten or more percent in the development company; (11) any other event prohibited by the related security or other instruments; or (12) any violation by the Undersigned of SBA regulations. Payee's or SBA's as assignee failure to exercise its rights under this paragraph shall not constitute a waiver thereof. Upon acceleration pursuant to this paragraph, the indebtedness shall be computed in the same manner as is set forth for the prepayment amount in the preceding paragraph captioned "Prepayment".

COLLATERAL
Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Payee with SBA's consent or SBA as assignee is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale. After deducting all expenses incidental to such sale or sales, Payee or SBA as assignee may apply the proceeds thereof to the payment of the Indebtedness as it shall deem proper. The Undersigned hereby waives all rights to redemption or appraisement whether before or after sale. Payee with SBA's consent or SBA as assignee is further empowered, to convert into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the Undersigned or any third party. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Payee or SBA as assignee shall have the same rights and powers with respect to such item of the Collateral as are granted in respect thereof in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Payee or SBA as assignee expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other such power now or hereafter existing in favor of Payee or SBA as assignee, whether at law or in equity, by statute or otherwise.

The Undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Payee or SBA as assignee, there shall be no duty upon Payee or SBA as assignee in this respect. The Undersigned shall pay all expenses of any nature, including but not limited to reasonable attorney's fees and costs, which Payee or SBA as assignee may deem necessary in connection with the satisfaction of the Indebtedness or the administration, preservation (including, but not limited to, adequate insurance of), or the realization upon the Collateral. Payee with SBA's consent or SBA as assignee is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Payee or SBA as assignee hereunder shall not be impaired by any indulgence, including but not limited to
(a) any renewal, extension, or modification which Payee or SBA as assignee may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, exchange, or substitution which Payee or SBA as assignee may grant in respect of the Collateral, or (c) any indulgence granted in respect to any endorser, guarantor, or surety. The Payee or SBA as assignee of this Note, the Collateral, any guaranty, and any other document (or any of them), sold, transferred, or pledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, transferee, or pledgee were originally named as Payee in this Note.

 Real Goods Trading Corporation

By:[S]DONNA MONTAG             By:[S]JOHN C. SCHAEFFER
      Donna Montag, Secretary        John C. Schaeffer, President

In consideration of the guarantee by Small Business Administration of a Debenture in the amount of $604,000.00, issued by California Statewide Certified Development Corporation, (Development Company) (which Debenture is identified as Small Business. Project Real Goods Trading Corporation) said California Statewide Certified Development Corporation hereby assigns and transfers all rights, title and interest in this Note to the Small Business Administration.

California Statewide Certified Development Corporation

By: [S]BARBARA A. VOHRYZEK
       Barbara A. Vohryzek,
        Executive Director

Prepayment Schedule

Prepayment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, but no partial prepayments may be made. The actual amount necessary to prepay the Indebtedness during the term on the loan will be a nonrefundable $1,000.00 deposit plus an amount equal to the outstanding principal balance of the Debenture, plus interest accrued and unpaid thereon to the next semi-annual payment date on the Debenture, plus a prepayment premium ("PP"), if and, determined as follows:

PP = D(I x P), where
D = the remaining principal balance of the Debenture I = the interest rate stated on the face of the Debenture expressed in decimal points
P = the factor set forth below for the applicable year:

        Year                     P
         1                     1.00
         2                      .90
         3                      .80
         4                      .70
         5                      .60
         6                      .50
         7                      .40
         8                      .30
         9                      .20
        10                      .10
        11 end "hereafter        .0

This Schedule is incorporated into the promissory Note of the borrower by the paragraph entitled "Prepayment" on page 2 of the Note.


[S]J. S.
Borrower's
Initials